Financial Risk Management Objectives and Policies as Restated	12 Months Ended
Dec. 31, 2021
Disclosure Of Financial Instruments [Abstract]
Financial Risk Management Objectives and Policies as Restated

35. FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (AS RESTATED)

The Group’s principal financial instruments comprise cash and cash equivalents, pledged deposits, time deposits, financial assets measured at amortized cost, prepayments, other receivables and other assets, and financial liabilities included in other payables and accruals. The main purpose of these financial instruments is to raise finance for the Group’s operations. The Group has various other financial assets and liabilities such as trade receivables and trade and notes payables, which arise directly from its operations.

The main risks arising from the Group’s financial instruments are interest rate risk, foreign currency risk, credit risk and liquidity risk. The board of directors reviews and agrees policies for managing each of these risks and they are summarized below.

Interest rate risk

As at December 31, 2021, the Group's exposure to the risk of changes in interest rates primarily relates to the Group's Funding Advances with a floating interest rate as disclosed in note 25 to the consolidated financial statements.  As at December 31, 2021, management considered that any reasonable changes in the interest rate would not have significant impact on the interest expense from the Funding Advances.  Accordingly, no sensitivity analysis for interest rate risk is presented.

Foreign currency risk

The Group has transactional currency exposures. Such exposures arise from sales or purchases by operating units in currencies other than the units’ functional currencies. Approximately 54% in 2021 (2020 and 2019: nil and 15%) of the Group’s sales were denominated in currencies other than the functional currencies of the operating units making the sale.

As at December 31, 2021, 2020 and 2019, the Group had no outstanding foreign currency forward exchange contract. At present, the Group does not intend to seek to hedge its exposure to foreign exchange fluctuations. However, management constantly monitors the economic situation and the Group’s foreign exchange risk profile and will consider appropriate hedging measures in the future should the need arise.

The following table demonstrates the sensitivity at the end of the reporting period to a reasonably possible change in the EUR and RMB exchange rate against US$, with all other variables held constant, of the Group’s loss before tax (due to changes in the fair values of monetary assets and liabilities).

	Increase/ (decrease) in the rate of foreign currency	Decrease/ (increase) in loss before tax
	%	US$’000
Year ended December 31, 2021
If US$ strengthens against RMB	5	1,215
If US$ weakens against RMB	(5)	(1,215)
If US$ strengthens against EUR	5	(3,086)
If US$ weakens against EUR	(5)	3,086
Year ended December 31, 2020
If US$ strengthens against RMB	5	678
If US$ weakens against RMB	(5)	(678)
If US$ strengthens against EUR	5	(817)
If US$ weakens against EUR	(5)	817
Year ended December 31, 2019
If US$ strengthens against RMB	5	329
If US$ weakens against RMB	(5)	(329)
If US$ strengthens against EUR	5	3,310
If US$ weakens against EUR	(5)	(3,310)

Credit risk

The Group trades only with recognized and creditworthy third parties. It is the Group’s policy that all customers who wish to trade on credit terms are subject to credit verification procedures. In addition, receivable balances are monitored on an ongoing basis and the Group’s exposure to bad debts is not significant. For transactions that are not denominated in the functional currency of the relevant operating unit, the Group does not offer credit terms without the specific approval of the Head of Credit Control.

The credit risk of the Group’s other financial assets, which comprise cash and cash equivalents, pledged deposits, financial assets measured at amortized cost and other receivables, arises from default of the counterparty, with a maximum exposure equal to the carrying amounts of these instruments. Further quantitative data in respect of the Group’s exposure to credit risk arising from trade receivables and other receivables are disclosed in notes 16 and 17 to the consolidated financial statements, respectively.

Since the Group trades only with recognized and creditworthy third parties, there is no requirement for collateral. Concentrations of credit risk are managed by debtor. The Group had certain concentrations of credit risk with respect to trade receivables, which are disclosed in note 16 to the consolidated financial statements.

Liquidity risk

The Group monitors its risk to a shortage of funds using a recurring liquidity planning tool. This tool considers the maturity of both its financial investments and financial assets (e.g., trade receivables and other financial assets) and projected cash flows from operations.

The maturity profile of the Group’s financial liabilities as at the end of the reporting period, based on contractual undiscounted payments, is as follows:

As at December 31, 2021
	Less than 1 years	Over 1 years	Total
	US$’000	US$’000	US$’000
Trade and notes payables	7,043	—	7,043
Other payables and accruals	16,867	—	16,867
Warrant liability	87,900	—	87,900
Interest-bearing loans and borrowings (note)	—	120,462	120,462
Lease liabilities	911	1,708	2,619
	112,721	122,170	234,891

As at December 31, 2020
	Less than 1 years	Over 1 years	Total
	US$’000	US$’000	US$’000
Trade and notes payables	5,238	—	5,238
Other payables and accruals	25,760	—	25,760
Lease liabilities	1,464	2,099	3,563
	32,462	2,099	34,561

Note: Pursuant to the terms of the license and collaboration agreement, the collaborator may recoup the aggregate amount of Funding Advances together with interest thereon from Company’s share of pre-tax profits for the first profitable year of the collaboration program. The Company’s management estimated the loan will not be recouped by the collaborator within one year.

Capital management

The primary objectives of the Group’s capital management are to safeguard the Group’s ability to continue as a going concern and to maintain a strong credit rating and healthy capital ratios in order to support its business and maximize shareholders’ value.

The Group manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. The Group is not subject to any externally imposed capital requirements. No changes were made in the objectives, policies or processes for managing capital during the reporting periods.

The Group monitors capital using a gearing ratio, which is total liabilities divided by total assets. The gearing ratios as at the end of each year were as follows:

	December 31, 2021	December 31, 2020
	US$’000	US$’000
Total liabilities	353,521	124,322
Total assets	1,119,465	722,093
Gearing ratio	32%	17%